UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024 (February 2, 2024)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 2, 2024, the Audit Committee of the Board of Directors of 1847 Holdings LLC (the “Company”), after discussions with the Company’s management, determined that the consolidated financial statements for the Company’s subsidiary ICU Eyewear Holdings, Inc. (“ICU”) for the years ended December 31, 2022 and 2021, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed on April 27, 2023 should be restated and should no longer be relied upon. Similarly other communications describing ICU’s financial statements and other related financial information covering these periods should no longer be relied upon.

The determination was based on the discovery that an impairment of an intangible asset related to a trademark that was recorded in 2022 was overstated based on a formal third-party asset valuation report. The financial impact on the financial statements of ICU as of and for the year ended December 31, 2022 is an increase in total assets of $642,000, a decrease in accumulated deficit of $642,000, and a decrease in loss from operations and net loss of $3,618,000. Management discussed the matter and determined that the effect of such error was material. As a result, ICU has decided to restate its consolidated financial statements for the years ended December 31, 2022 and 2021. The financial statements included within the Form 8-K/A noted above should no longer be relied upon.

The Company will file an amendment to the Form 8-K/A in which the consolidated financial statements for ICU for the years ended December 31, 2022 and 2021 will be restated.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with Frank, Rimerman + Co. LLP, ICU’s former independent auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer